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                                                                     Rule 497(e)
                                                               Reg. No. 33-11371
                                                               File No. 811-4982


                        HEARTLAND LARGE CAP VALUE FUND
                         HEARTLAND MID CAP VALUE FUND

                      Supplement Dated September 15, 1999
                                      to
                         Prospectus Dated May 1, 1999


Heartland Large Cap Value Fund. Effective December 6, 1999, the Large Cap Value Fund will change its name to the Heartland Select Value Fund and its investment objective and policies will change. The investment objective and policies of the Select Value Fund will be to seek long-term capital appreciation by investing in securities whose current market prices, in Heartland Advisors' judgment, are at significant discounts to their intrinsic value. The Fund will no longer be required to invest at least 65% of its total assets in securities of large companies.

Under this modified objective, Heartland Advisors will construct a diversified investment portfolio of small, medium and large capitalization equity securities designed for the core value portion of a long-term investor's portfolio. The median market capitalization is expected to fluctuate over time depending on Heartland Advisors' perceptions of relative valuations, future prospects and market conditions.

Heartland Mid Cap Value Fund. On September 15, 1999, the Board adopted a Plan of Liquidation and Dissolution (the "Plan") for the Mid Cap Value Fund. A special meeting of the Fund's shareholders has been scheduled for November 30, 1999, to consider approval of the Plan. Subject to shareholder approval, the Fund's assets will be promptly liquidated and the proceeds remaining will be distributed to shareholders after known liabilities are satisfied. Details of the transaction and other information about the Plan will be set forth in a proxy statement to be mailed to Fund shareholders in October 1999.

Although the Mid Cap Value Fund is currently available for purchase by investors, purchase orders after October 29, 1999, will be accepted at the sole discretion of the Fund's officers who currently do not anticipate accepting any orders after that date.

Fund Portfolio Manager Changes. In anticipation of the above changes with respect to the Large Cap Value Fund and the Mid Cap Value Fund, effective September 15, 1999, a portfolio management team consisting of M. Garard Sandel, Chartered Financial Analyst ("CFA"), Eric J. Miller, Certified Management Accountant ("CMA"), and William J. Nasgovitz will manage the Large Cap Value Fund. Mr. Sandel will lead this team and have final authority over the Fund's investments. Messrs. Sandel and Miller will co-manage the Mid Cap Value Fund.

Mr. Nasgovitz is President and Chief Executive Officer and Messrs. Sandel and Miller are both Senior Vice Presidents of Heartland Advisors. Mr. Sandel is also Director of Equity Research of Heartland Advisors, which he joined in August 1999. Prior to that time, Mr. Sandel was a portfolio manager for institutional and mutual fund accounts at Stein Roe & Farnham Incorporated from July 1997 through May 1999 and at M&I Investment Management Corporation from October 1993 through October 1997. Messrs. Miller and Nasgovitz also co-manage the Value Fund, and Mr. Nasgovitz also co-manages the Value Plus Fund.

Questions on these changes may be directed to Heartland Advisors at 1-800-432-7856 or 414-289-7000.